Exhibit 99.1

HERSHA HOSPITALITY TRUST
510 Walnut Street, 9th Floor
Philadelphia, PA 19016
Phone: 215-238-1046
Fax: 215-238-0157 www.hersha.com

For Immediate Release
Contact:	Ashish Parikh, CFO
Ph: (215) 238-1046

HERSHA HOSPITALITY ANNOUNCES
FOURTH QUARTER 2007 EARNINGS

Year-over-Year Fourth Quarter 2007

•	Adjusted FFO (“AFFO”) Increased 47.1% to $0.25 Per Diluted Share/Unit
•	Consolidated RevPAR Grew 17.2%
•	Consolidated Hotel EBITDA Improved 60.3% to $21.0 Million
•	Consolidated Same Store RevPAR Grew 12.2%
•	Initial 2008 AFFO Guidance of $1.27 to $1.30 Per Share /Unit

PHILADELPHIA, PA--(Business Wire)—February 27, 2008-- Hersha Hospitality Trust (AMEX: HT) owner of nationally franchised  premium full service and limited service hotels, today announced earnings for the fourth quarter and full year ended December 31, 2007.

Financial Highlights for the Fourth Quarter 2007

Strong hotel revenue and increased profitability along with growth in Hersha’s development loan program resulted in a significant increase in net income applicable to common shareholders.  For the fourth quarter of 2007, net income applicable to common shareholders increased to $4.6 million, or $0.11 per common share, from a net loss of ($1.4) million, or ($0.04) per common share for the fourth quarter of 2006.  Fourth quarter 2007 results include a gain on the disposition of two hotel assets of approximately $3.7 million, or $0.09 per common share.  The fourth quarter results also include an expense for accrued 2007 incentive compensation totaling approximately $0.02 per common share.  In prior years, incentive compensation was determined and recorded in the first quarter after the end of each fiscal year.

Operating income for the fourth quarter ended December 31, 2007 grew 75.0% to $11.9 million from $6.8 million for the same period in 2006.  The growth in operating income was a result of Hersha’s larger portfolio, increased operating margins from rate-led hotel revenue growth and improved expense efficiency.

Adjusted funds from operations (AFFO) for the fourth quarter of 2007 increased 47.1% to $0.25 per diluted common share and unit from $0.17 per diluted common share and unit for the same quarter of 2006. A reconciliation of AFFO to net income applicable to common shares, the most directly applicable U.S. GAAP measure, is included at the end of this release.

Mr. Jay H. Shah, Chief Executive Officer, commented, “Our 2007 performance was very strong.  The significant internal growth from both our stabilized and newer hotels contributed to our 16.1% revenue per available room (RevPAR) growth and 24.7% increase in AFFO for the year.  On a geographic basis, our properties in metro-New York City, metro-Boston and metro-Washington, D.C. compared very well to their markets achieving RevPAR growth of 28.4%, 20.6% and 18.6%, respectively, compared to industry estimates of 13.5%, 18.6% and 7.4%, respectively for those same markets during the fourth quarter.  We slowed the pace of our external growth by purchasing seven hotels into the portfolio in 2007 as compared to 44 hotels in the previous two years.  As we discussed in the first half of the year, we purposefully shifted our primary focus to internal growth and asset management in order to drive our portfolio RevPAR and hotel profitability. Our fourth quarter and full year 2007 revenue growth and positive operating leverage demonstrates what we expect to be a continued priority in the years ahead.”

For the three-month period ended December 31, 2007, consolidated total hotel operating revenues increased 52.9% to $57.5 million from $37.6 million in the fourth quarter of 2006.  This increase was primarily driven by our growth in same-store room revenues and revenue contributions from acquisitions completed in prior periods.  RevPAR for the Company’s consolidated hotels (55 hotels) increased 17.2% on a year-over-year basis to $94.46, which was driven by an average daily rate (ADR) increase of 15.3% to $136.93 and an improvement in occupancy, which grew 111 basis points to 68.98% as compared to 67.87% for the fourth quarter of 2006.

Hotel Earnings before interest, taxes, depreciation and amortization (Hotel EBITDA) for Hersha’s consolidated hotels grew 60.3% to $21.0 million for the fourth quarter of 2007 compared to the fourth quarter of 2006.  Hotel EBITDA margins for the quarter increased 151 basis points to 36.3% for the Company’s consolidated hotel portfolio.  Hotel EBITDA margins improved as a result of growth in ADR and expense control measures successfully implemented by our asset managers.

On a same-store basis for Hersha’s consolidated hotels (42 hotels), RevPAR for the fourth quarter of 2007 increased 12.2% on a year-over-year basis to $90.42, which was driven by an 11.3% increase in ADR to $132.17 and 54 basis points of improvement in occupancy, which increased to 68.41% from 67.87%. Same-store Hotel EBITDA for the fourth quarter of 2007 increased 18.4% to $14.8 million. The Company’s same-store Hotel EBITDA margin improved 190 basis points to 35.2% for the fourth quarter of 2007, as compared to the fourth quarter of 2006.

Other Highlights

❖
At the end of November, 2007, the Company completed the sale of the 118-room Fairfield Inn located in Mt. Laurel, New Jersey and the 149-room Hampton Inn located in Linden, New Jersey at an approximate 7.0% blended capitalization rate.

Subsequent Events

❖
In January, 2008, the Company completed the purchase of the 45-room independent boutique hotel, the Duane Street Hotel in the Tribeca section of New York City for $24.75 million.  The purchase price included $2.0 million in cash, the assumption of $15.0 million of fixed rate debt and the issuance of units of limited partnership interest in Hersha Hospitality Limited Partnership, our operating subsidiary, valued at approximately $7.75 million.

❖
Separately, in January, 2008, Hersha purchased a 93-room independent upscale hotel development project at 75 Smith Street in Brooklyn, New York for $17.24 million from Atlantic Court, LLC.  The mixed-used project also contains 50 residential units, 2 ground level retail units, a community unit and a garage unit that are separately owned by unrelated entities.  The independent boutique hotel, which will be named the “Nu Hotel”, is expected to be open by the end of the third quarter of 2008.

Balance Sheet

The Company ended the fourth quarter of 2007 with $58.2 million in development loans and $23.4 million in land leases outstanding to 11 hotel development projects.   During the fourth quarter of 2007, Lehman Brothers acquired one of Hersha’s $15.0 million development loans, at par, and the Company also received a $2.0 million repayment on another loan.  The Company also made an additional loan of $5 million for an existing Manhattan, New York hotel project.

At December 31, 2007, Hersha Hospitality Trust had approximately $663.0 million of total consolidated debt outstanding, which included approximately $51.5 million of trust preferred securities and $43.7 million outstanding on the Company’s line of credit.  Fixed rate debt, including variable rate debt fixed by an interest rate swap, amounted to approximately 89.3% of total consolidated debt.  The weighted average interest rate on all of the Company’s fixed rate debt was approximately 6.19% for the fourth quarter of 2007.  The weighted average life to maturity of the Company’s debt was 8.2 years.  Total common shares and units of limited partnership interest of Hersha Hospitality Limited Partnership outstanding at December 31, 2007 were 47.6 million.

“During the fourth quarter of 2007, we continued to execute our plan to reduce our consolidated debt.  In the fourth quarter, we repaid a total of $46.3 million in debt, including amounts reduced as a result of the sale of two of the Company’s hotels. We feel comfortable with our strategy of how our assets are financed given our significant percentage of fixed rate debt and favorable maturity schedule,” noted Mr. Shah.

Dividend

For the fourth quarter of 2007, Hersha Hospitality Trust declared common share and limited partnership unit dividends of $0.18 per common share and unit.   Hersha’s annualized dividend of $0.72 per common share is approximately 71% of the Company’s AFFO less maintenance capital expenditures for the fiscal year ending December 31, 2007. The Board of Trustees also declared a fourth quarter cash dividend of $0.50 per Series A Preferred Share.

Initial Financial Outlook for 2008

The Company concurs with the consensus forecast that economic growth in the U.S. may slow significantly compared to the levels achieved in 2007.  Assuming an environment of more modest U.S. economic growth, and no material increases in the supply of available rooms in its markets, the Company anticipates that its current portfolio is expected to post another year of AFFO growth for the full year ended December 31, 2008 as compared to the full year ended December 31, 2007.

The Company’s initial financial guidance and underlying assumptions for the full year ended December 31, 2008 are as follows:

Guidance
Consolidated same-store RevPAR growth compared to the full year 2007	4.0% to 5.0%
Consolidated portfolio RevPAR growth compared to the full year 2007	5.0% to 6.0%
Net income available to common shareholders	$13.0 to $14.5 million
Adjusted EBITDA	$119.1 to $121.0 million
AFFO per share	$1.27 to $1.30

Fourth Quarter 2007 Earnings Conference Call

The Company will host a conference call to discuss its financial results tomorrow, Thursday, February 28, 2008 at 9:30 AM Eastern time.  Hosting the call will be Mr. Jay H. Shah, Chief Executive Officer, Mr. Neil H. Shah, President and Chief Operating Officer, and Mr. Ashish Parikh, Chief Financial Officer.

The live conference call can be accessed by dialing (877) 704-5381 or (913) 981-5526 for international participants.  A replay of the call will be available from 12:30 PM Eastern time on February 28, 2008, through midnight Eastern time on March 13, 2008. The replay can be accessed by dialing (888) 203-1112 or (719) 457-0820 for international participants.  The passcode for the call and the replay is 6371884.

About Hersha Hospitality

Hersha Hospitality Trust is a self-advised real estate investment trust, which owns interests in 73 hotels, totaling 9,267 rooms, primarily along the Northeast Corridor from Boston to Washington DC.  The Company also owns hotels in Northern California and Scottsdale, Arizona.  Hersha focuses on high quality upscale hotels in high barrier to entry markets.  More information on the Company and its portfolio of hotels is available on Hersha’s Web site at http://www.hersha.com.

Forward Looking Statement

Certain matters within this press release are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement.  For a description of these factors, please review the information under the heading “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities Exchange Commission (SEC).

HERSHA HOSPITALITY TRUST
Balance Sheet
(in thousands, except shares and per share data)

	December 31, 2007	December 31, 2006
Assets:
Investment in Hotel Properties, net of Accumulated Depreciation	$893,297	$807,784
Investment in Joint Ventures	51,851	50,234
Development Loans Receivable	58,183	47,016
Cash and Cash Equivalents	12,327	10,316
Escrow Deposits	13,706	14,927
Hotel Accounts Receivable, net of allowance for doubtful accounts of $47 and $30	7,165	4,608
Deferred Costs, net of Accumulated Amortization of $3,252 and $1,543	8,048	7,525
Due from Related Parties	1,256	4,930
Intangible Assets, net of Accumulated Amortization of $764 and $618	5,619	5,594
Other Assets	16,155	15,274

Total Assets	$1,067,607	$968,208

Liabilities and Shareholders’ Equity:
Line of Credit	$43,700	$24,000
Mortgages and Notes Payable, net of unamortized discount of $72 and $1,312	619,308	556,542
Accounts Payable, Accrued Expenses and Other Liabilities	17,728	14,740
Dividends and Distributions Payable	9,688	8,985
Due to Related Parties	2,025	3,297

Total Liabilities	692,449	607,564

Minority Interests:
Common Units	$42,845	$25,933
Interest in Consolidated Joint Ventures	1,908	3,092

Total Minority Interests	44,753	29,025

Shareholders' Equity:
Preferred Shares - 8% Series A, $.01 Par Value, 29,000,000 and 10,000,000 Shares Authorized at December 31, 2007 and 2006, 2,400,000 Shares Issued and Outstanding at December 31, 2007 and 2006 (Aggregate Liquidation Preference $60,000 at December 30, 2007 and 2006)	24	24
Common Shares - Class A, $.01 Par Value, 80,000,000 and 50,000,000 Shares Authorized at December 2007 and 2006, 41,203,612 and 40,671,950 Shares Issued and Outstanding at December 31, 2007 and 2006	412	405
Common Shares - Class B, $.01 Par Value, 1,000,000 and 50,000,000 Shares Authorized at December 31, 2007 and 2006 None Issued and Outstanding	-	-
Accumulated Other Comprehensive Income	(23)	233
Additional Paid-in Capital	397,127	381,592
Distributions in Excess of Net Income	(67,135)	(50,635)

Total Shareholders' Equity	330,405	331,619

Total Liabilities and Shareholders’ Equity	$1,067,607	$968,208

HERSHA HOSPITALITY TRUST
Summary Results
(in thousands, except shares and per share data)

	Three Months Ended		Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Revenues:
Hotel Operating Revenues	$57,478	$37,581	$229,462	$135,274
Interest Income from Development Loans	2,033	925	6,046	2,487
Land Lease Revenue	1,331	1,663	4,860	2,071
Hotel Lease Revenue	195	254	781	391
Other Revenue	387	182	980	737
Total Revenues	61,424	40,605	242,129	140,960

Expenses:
Hotel Operating Expenses	33,577	22,466	130,925	79,430
Hotel Ground Rent	206	204	856	804
Land Lease Expense	747	1,189	2,721	1,189
Real Estate and Personal Property Taxes and Property Insurance	3,073	1,938	11,426	6,089
General and Administrative	2,664	1,912	8,185	6,238
Depreciation and Amortization	9,213	6,060	34,336	18,954
Total Operating Expenses	49,480	33,769	188,449	112,704

Operating Income	11,944	6,836	53,680	28,256

Interest Income	96	259	686	1,182
Interest Expense	10,988	7,746	42,402	25,423
Loss on Debt Extinguishment	-	322	-	1,485
Income (Loss) before income from Unconsolidated Joint Venture Investments, Minority Interests and Discontinued Operations	1,052	(973)	11,964	2,530

Income from Unconsolidated Joint Venture Investments	893	367	3,476	1,799

Income (Loss) before Minority Interests and Discontinued Operations	1,945	(606)	15,440	4,329

Income allocated to Minority Interest in Continuing Operations	210	11	1,765	536
Income from Continuing Operations	1,735	(617)	13,675	3,793

Discontinued Operations
Gain on Disposition of Hotel Properties	3,745	257	3,745	693
Income from Discontinued Operations	314	186	427	612
Income from Discontinued Operations	4,059	443	4,172	1,305

Net Income (Loss)	5,794	(174)	17,847	5,098
Preferred Distributions	1,200	1,200	4,800	4,800

Net Income (Loss) applicable to Common Shareholders	$4,594	$(1,374)	$13,047	$298

Basic earnings per share
Income (Loss) from continuing operations applicable to common shareholders	$0.01	$(0.05)	$0.22	$(0.04)
Discontinued Operations	0.10	0.01	0.10	0.05

Net Income (Loss) applicable to common shareholders	$0.11	$(0.04)	$0.32	$0.01

Diluted earnings per share
Income (Loss) from continuing operations applicable to common shareholders	$0.01	$(0.05)	$0.22	$(0.04)
Discontinued Operations	0.10	0.01	0.10	0.05

Net Income (Loss) applicable to common shareholders	$0.11	$(0.04)	$0.32	$0.01

Weighted Average Common Shares Outstanding
Basic	40,882,090	34,115,606	40,718,724	27,118,264
Diluted	40,882,685	34,115,606	40,718,724	27,118,264

FFO and GAAP Reconciliation

The National Association of Real Estate Investment Trusts (“NAREIT”) developed Funds from Operations (“FFO”) as a non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP.  We calculate FFO applicable to common shares and Partnership units in accordance with the April 2002 National Policy Bulletin of NAREIT, which we refer to as the White Paper.   The White Paper defines FFO as net income (loss) (computed in accordance with GAAP) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated assets, plus certain non-cash items, such as depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Our interpretation of the NAREIT definition is that minority interest in net income (loss) should be added back to (deducted from) net income (loss) as part of reconciling net income (loss) to FFO. Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than we do.

The GAAP measure that we believe to be most directly comparable to FFO, net income (loss) applicable to common shares, includes depreciation and amortization expenses, gains or losses on property sales and minority interest.  In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from our property operations.

Hersha also presents Adjusted Funds from Operations (AFFO), which reflects FFO in accordance with the NAREIT definition further adjusted by:

•	adding back write-offs of deferred financing costs on debt extinguishment, both for consolidated and unconsolidated properties;
•	adding back amortization of deferred financing costs;
•	adding back non-cash stock expense;
•	adding back FFO attributed to our partners in consolidated joint ventures; and
•	making adjustments to ground lease payments, which are required by GAAP to be amortized on a straight-line basis over the term of the lease, to reflect the actual lease payment.

FFO and AFFO do not represent cash flows from operating activities in accordance with GAAP and should not be considered an alternative to net income as an indication of Hersha’s performance or to cash flow as a measure of liquidity or ability to make distributions. We consider FFO and AFFO to be meaningful, additional measures of our operating performance because they exclude the effects of the assumption that the value of real estate assets diminishes predictably over time, and because they are widely used by industry analysts as performance measures. We show both FFO from consolidated hotel operations and FFO from unconsolidated joint ventures because we believe it is meaningful for the investor to understand the relative contributions from our consolidated and unconsolidated hotels. The display of both FFO from consolidated hotels and FFO from unconsolidated joint ventures allows for a detailed analysis of the operating performance of our hotel portfolio by management and investors.  We present FFO and AFFO applicable to common shares and Partnership units because our Partnership units are redeemable for common shares.  We believe it is meaningful for the investor to understand FFO applicable to all common shares and Partnership units.

The following table reconciles FFO and AFFO for the periods presented to the most directly comparable GAAP measure, net income (loss) applicable to common shares, for the same periods:

HERSHA HOSPITALITY TRUST
Adjusted Funds from Operations (AFFO)
(in thousands, except shares and per share data)

	Three Months Ended		Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

Net income applicable to common shares	$4,594	$(1,374)	$13,047	$298
Income allocated to minority interest	210	11	1,765	536
Income from discontinued operations allocated to minority interest	43	20	57	80
Income from unconsolidated joint ventures	(893)	(367)	(3,476)	(1,799)
Gain on sale of assets	(3,745)	(257)	(3,745)	(693)
Depreciation and amortization	9,213	6,060	34,336	18,954
Depreciation and amortization from discontinued operations	-	290	794	1,316
FFO related to the minority interests in consolidated joint ventures	(91)	(390)	(652)	(714)
Funds from consolidated hotel operations applicable to common shares and Partnership units	9,331	3,993	42,126	17,978

Income from Unconsolidated Joint Ventures	893	367	3,476	1,799
Add:
Depreciation and amortization of purchase price in excess of historical cost	523	448	2,055	1,817
Interest in deferred financing costs written off in unconsolidated joint venture debt extinguishment	-	-	(2,858)	(207)
Interest in depreciation and amortization of unconsolidated joint ventures	407	360	5,022	4,549
Funds from unconsolidated joint venture operations applicable to common shares and Partnership units	1,823	1,175	7,695	7,958

Funds from Operations applicable to common shares and Partnership units	11,154	5,168	49,821	25,936

Add:
FFO related to the minority interests in consolidated joint ventures	91	390	652	714
Amortization of deferred financing costs	534	329	1,780	953
Deferred financing costs written off in debt extinguishment	-	322	-	1,485
Interest in deferred financing costs written off in unconsolidated joint venture debt extinguishment	-	-	2,858	207
Amortization of discounts and premiums	(139)	23	(134)	38
Non cash stock expense	260	95	766	293
Straight-line Amortization of ground lease expense	56	65	258	262

Adjusted Funds from Operations	$11,956	$6,392	$56,001	$29,888

AFFO per Diluted Weighted Average Common Shares and Units Outstanding	$0.25	$0.17	$1.21	$0.97

Diluted Weighted Average Common Shares and Units Outstanding	47,311,796	37,951,192	46,183,394	30,672,625

EBITDA and GAAP Reconciliation

Earnings Before Interest, Taxes, and Depreciation and Amortization (EBITDA) and Adjusted EBITDA are non-GAAP financial measure within the meaning of the Securities and Exchange Commission rules. Our interpretation of Adjusted EBITDA is that EBITDA derived from our investment in unconsolidated joint ventures should be added back to net income (loss) as part of reconciling net income (loss) to Adjusted EBITDA. Our Adjusted EBITDA computation may not be comparable to EBITDA reported by other companies that interpret the definition of EBITDA differently than we do. Management believes EBITDA to be a meaningful measure of a REIT's performance and that it should be considered along with, but not as an alternative to, net income, cash flow, FFO and AFFO, as a measure of the company's operating performance.
Hotel EBITDA is a commonly used measure of performance in the hotel industry for a specific hotel or group of hotels. We believe Hotel EBITDA provides a more complete understanding of the operating results of the individual hotel or group of hotels. We calculate Hotel EBITDA by utilizing the total revenues generated from hotel operations less all operating expenses, property taxes, insurance and management fees, which calculation excludes Company expenses not specific to a hotel. Because Hotel EBITDA is specific to individual hotels or groups of hotels and not to the Company as a whole, it is not reconcilable to any comparable GAAP measure for the Company.

HERSHA HOSPITALITY TRUST
Adjusted EBITDA
(in thousands, except shares and per share data)

	Three Months Ended		Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

Net Income applicable to common shares	$4,594	$(1,374)	$13,047	$298
Less:
Income from Unconsolidated Joint Ventures	(893)	(367)	(3,476)	(1,799)
Interest income	(96)	(259)	(686)	(1,182)
Add:
Income allocated to minority interest for continuing operations	210	11	1,765	536
Income allocated to minority interest for discontinued operations and gain on disposition of hotel properties	546	50	560	171
Interest expense from continuing operations	10,988	7,746	42,402	25,423
Interest expense from discontinued operations	178	399	989	1,915
Deferred financing costs written off in debt extinguishment	-	322	-	1,485
Distributions to Series A Preferred Shareholders	1,200	1,200	4,800	4,800
Depreciation and amortization from continuing operations	9,213	6,060	34,336	18,954
Depreciation from discontinued operations	-	290	794	1,316
Non-cash stock expense	260	95	766	293
Straight-line Amortization of ground lease expense	56	65	258	262

Adjusted EBITDA from consolidated hotel operations	26,256	14,238	95,555	52,472

Income from Unconsolidated Joint Ventures	893	367	3,476	1,799
Add:
Depreciation and amortization of purchase price in excess of historical cost	523	448	2,055	1,817
Adjustment for interest in interest expense, depreciation and amortization of unconsolidated joint ventures	2,269	2,884	16,077	15,890

Adjusted EBITDA from unconsolidated joint venture operations	3,685	3,699	21,608	19,506

Adjusted EBITDA	$29,941	$17,937	$117,163	$71,978

HERSHA HOSPITALITY TRUST
Adjusted Funds from Operations (FFO) - 2008 FORECAST RECONCILIATION
(in thousands, except shares and per share data)

	Low	High
	Twelve Months Ending
	12/31/2008	12/31/2008

Net Income applicable to common shares	$13,000	$14,500
Less:
(Income) from Unconsolidated Joint Ventures	(3,500)	(3,500)
FFO related to the minority interests in consolidated joint ventures	(450)	(550)
Add:
Income allocated to minority interest in our operating partnership	3,000	3,100
Depreciation and amortization	37,000	37,000
Funds from Consolidated Hotel Operations	49,050	50,550

Income from Unconsolidated Joint Ventures	3,500	3,500
Add:
Depreciation and amortization	5,750	5,750
Funds from Unconsolidated Joint Venture Operations	9,250	9,250

Funds from Operations	58,300	59,800

Add:
FFO related to the minority interests in consolidated joint ventures	450	550
Amortization of deferred financing costs	1,650	1,650
Non cash stock expense	1,050	1,050
Amortization of ground lease expense	265	265

Adjusted Funds from Operations	$61,715	$63,315

Diluted Weighted Average Common Shares and Units Outstanding	48,600,000	48,600,000
Adjusted FFO per Diluted Weighted Average Common Shares and Units Outstanding	$1.27	$1.30

HERSHA HOSPITALITY TRUST
Adjusted EBITDA - 2008 FORECAST RECONCILIATION
(in thousands, except shares and per share data)

	Twelve Months Ended
	December 31, 2008	December 31, 2008

Net Income applicable to common shares	$13,000	$14,500
Less:
Income from Unconsolidated Joint Ventures	(3,500)	(3,500)
Interest income	(1,000)	(1,000)
Add:
Income allocated to minority interest in common units	3,000	3,100
Interest expense	42,000	42,000
Distributions to Series A Preferred Shareholders	4,800	4,800
Depreciation and amortization from continuing operations	37,000	37,000
Amortization of deferred financing costs	1,650	1,650
Non cash stock expense	1,050	1,050
Amortization of ground lease expense	265	265

Adjusted EBITDA from consolidated hotel operations	98,265	99,865

Income (Loss) from Unconsolidated Joint Ventures	3,500	3,500
Add:
Interest expense	11,550	11,850
Depreciation and amortization of purchase price in excess of historical cost	2,350	2,350
Interest in depreciation and amortization of unconsolidated joint venture	3,400	3,400

Adjusted EBITDA from unconsolidated joint venture operations	20,800	21,100

Adjusted EBITDA	$119,065	$120,965

Supplemental Schedules

The company has provided supplemental schedules to this press release in order to provide additional disclosure and financial information for the benefit of the company's stakeholders.  These can found in the “Presentations and Supplemental Schedules” page of the Company’s Web site.

HERSHA HOSPITALITY TRUST
KEY PERFORMANCE INDICATORS
December 31, 2007
(Unaudited)

CONSOLIDATED HOTELS:
(Recorded from date of acquisition or investment)	(2007 Includes 55 Hotels 2006 includes 42 Hotels)			(2007 Includes 55 Hotels 2006 includes 43 Hotels)
		Three Months Ended			Twelve Months Ended
		December 31,			December 31,
	2007	2006	% Variance	2007	2006	% Variance

Rooms Available	577,050	436,797		2,248,253	1,507,003
Rooms Occupied	398,062	296,460		1,656,158	1,086,476
Occupancy	68.98%	67.87%	1.6%	73.66%	72.10%	2.2%
Average Daily Rate (ADR)	$136.93	$118.75	15.3%	$131.26	$115.49	13.7%
Revenue Per Available Room (RevPAR)	$94.46	$80.60	17.2%	$96.69	$83.26	16.1%

Room Revenues	$54,507,924	$35,205,086		$217,393,817	$125,475,166
Food & Beverage	$1,677,767	$1,434,780		$6,792,524	$6,616,034
Other Revenues	$1,292,283	$940,961		$5,275,899	$3,182,584
Total Revenues	$57,477,974	$37,580,826		$229,462,240	$135,273,785
Discontinued Assets	$1,287,345	$2,664,263		$6,683,896	$12,926,991
EBITDA	$20,893,148	$13,092,533		$86,588,589	$49,118,656
EBITDA Margin	36.3%	34.8%		37.7%	36.3%
EBITDA Margin Growth	1.51%			1.42%

SAME STORE CONSOLIDATED HOTELS:	(Includes 42 Hotels for both 2007 and 2006)			(Includes 27 Hotels for both 2007 and 2006)
(Owned for the entire reporting period)		Three Months Ended			Twelve Months Ended
		December 31,			December 31,
	2007	2006	% Variance	2007	2006	% Variance

Rooms Available	436,794	436,797		1,001,848	1,002,290
Rooms Occupied	298,812	296,460		721,503	710,967
Occupancy	68.41%	67.87%	0.8%	72.02%	70.93%	1.5%
Average Daily Rate (ADR)	$132.17	$118.75	11.3%	$121.95	$113.60	7.4%
Revenue Per Available Room (RevPAR)	$90.42	$80.60	12.2%	$87.83	$80.58	9.0%

Room Revenues	$39,494,894	$35,205,086		$87,987,824	$80,763,944
Food & Beverage	$1,489,697	$1,434,780		$3,933,469	$4,033,231
Other Revenues	$1,041,121	$940,961		$1,901,064	$1,804,590
Total Revenues	$42,025,711	$37,580,826		$93,822,358	$86,601,765
EBITDA	$14,772,573	$12,494,336		$33,710,719	$30,729,290
EBITDA Margin	35.2%	33.2%		35.9%	35.5%
EBITDA Margin Growth	1.90%			0.45%

SAME STORE HOTELS:	(Includes 56 Hotels for both 2007 and 2006)			(Includes 40 Hotels for both 2007 and 2006)
(Owned for the entire reporting period)		Three Months Ended			Twelve Months Ended
		December 31,			December 31,
	2007	2006	% Variance	2007	2006	% Variance

Rooms Available	658,146	658,262		1,733,241	1,734,115
Rooms Occupied	450,314	439,306		1,255,748	1,241,252
Occupancy	68.42%	66.74%	2.5%	72.45%	71.58%	1.2%
Average Daily Rate (ADR)	$133.86	$122.36	9.4%	$129.86	$121.31	7.0%
Revenue Per Available Room (RevPAR)	$91.59	$81.66	12.2%	$94.08	$86.83	8.3%

Room Revenues	$60,278,339	$53,755,622		$163,066,365	$150,581,288
Food & Beverage	$8,456,380	$8,051,706		$18,579,406	$19,308,896
Other Revenues	$3,050,988	$2,861,929		$8,872,738	$8,491,904
Total Revenues	$71,785,707	$64,669,257		$190,518,509	$178,382,088
EBITDA	$21,141,699	$17,699,493		$59,011,067	$53,565,773
EBITDA Margin	29.5%	27.4%		31.0%	30.0%
EBITDA Margin Growth	2.08%			0.95%

ALL HOTELS INCLUDING JOINT VENTURE ASSETS:
(Recorded from date of acquisition or investment)	(2007 Includes 70 Hotels 2006 Includes 56 Hotels)			(2007 Includes 70 Hotels 2006 Includes 57 Hotels)
		Three Months Ended			Twelve Months Ended
		December 31,	0		December 31,
	2007	2006	% Variance	2007	2006	% Variance

Rooms Available	819,150	658,262		3,202,367	2,386,387
Rooms Occupied	569,241	439,306		2,338,327	1,699,748
Occupancy	69.49%	66.74%	4.1%	73.02%	71.23%	2.5%
Average Daily Rate (ADR)	$141.10	$122.36	15.3%	$135.13	$121.64	11.1%
Revenue Per Available Room (RevPAR)	$98.05	$81.66	20.1%	$98.67	$86.64	13.9%

Room Revenues	$80,318,588	$53,755,622		$315,974,446	$206,760,910
Food & Beverage	$8,644,450	$8,051,706		$30,313,420	$29,160,358
Other Revenues	$3,326,621	$2,861,929		$13,341,825	$10,653,865
Total Revenues	$92,289,659	$64,669,257		$359,629,690	$246,575,133
Discontinued Assets	$1,287,345	$2,664,263		$6,683,896	$12,926,991
EBITDA	$29,926,684	$17,697,691		$121,110,583	$72,873,064
EBITDA Margin	32.4%	27.4%		33.7%	29.6%
EBITDA Margin Growth	5.06%			4.12%

Hersha Hospitality Trust
Total Portfolio
December 31, 2007
(Dollars in thousands)

	Name	Rooms	Year Opened/Complete Renovation	Acquisition Date	Debt Balance as of 12/31/07		Ownership %	Hersha Preferred Equity Return
	Marriott
1.	Mystic, CT	285	2001	8/9/2005	$43,000		66.7%	8.50%
2.	Hartford, CT	409	2005	2/8/2006	$45,000		15.0%	8.50%
	Hilton
3.	Hartford, CT	393	2005	10/6/2005	$22,000		8.8%	8.50%
	Courtyard
4.	Alexandria	203	2006	09/29/06	$25,000		100.0%
5.	Scranton	120	1996	2/1/2006	$6,300		100.0%
6.	Langhorne, PA	118	2002	1/3/2006	$15,575		100.0%
7.	Brookline/Boston, MA	188	2003	6/16/2005	$38,913		100.0%
8.	Norwich, CT	144	1997	8/9/2005	$9,400		66.7%	8.50%
9.	South Boston, MA	164	2005	7/1/2005	$16,134		50.0%
10.	Wilmington, DE	78	1999	6/17/2005	$8,000		100.0%
11.	Warwick, RI	92	2003	8/9/2005	$6,450		66.7%	8.50%
12.	Ewing/Princeton, NJ	130	2004	7/1/2004	$13,500		50.0%	11.00%
	Hampton Inn
13.	Farmingville	161	2002	9/6/2006	$15,089		100.0%
14.	Philadelphia, PA	250	2001	2/15/2006	(	*)	100.0%
15.	Chelsea/Manhattan, NY	144	2003	8/29/2003	$36,000		100.0%
16.	Hershey, PA	110	1999	1/1/2000	$3,177		100.0%
17.	Carlisle, PA	95	1997	1/26/1999	$3,562		100.0%
18.	Danville, PA	72	1998	9/1/1999	$2,255		100.0%
19.	Selinsgrove, PA	75	1996	1/26/1999	$2,976		100.0%
20.	Herald Square, Manhattan, NY	136	2005	4/1/2005	$26,500		100.0%
21.	Seaport, NY	65	2006	2/1/2007	$20,116		100.0%	(a)
	Residence Inn
22.	North Dartmouth, MA	96	2002	5/1/2006	$8,777		100.0%	(a)
23.	Tysons Corner, VA	96	1984	2/2/2006	$9,249		100.0%
24.	Danbury, CT	78	1999	8/9/2005	$8,050		66.7%	8.50%
25.	Framingham, MA	125	2000	3/26/2004	$9,036		100.0%
26.	Greenbelt, MD	120	2002	7/16/2004	$12,302		100.0%
27.	Mystic, CT	133	1996	09/15/2005	$7,692		66.7%	8.50%
28.	Southington, CT	94	2002	8/9/2005	$10,950		44.7%	8.50%
29.	Williamsburg, VA	108	2002	11/22/2005	$7,922		75.0%	12.00%
30.	Norwood, MA	96	2006	7/27/2006	(	*)	100.0%
31.	Langhorne, PA	100	2007	1/8/2007	(	*)	100.0%
32.	Carlisle, PA	78	2007	1/10/2007	$7,000		100.0%
	Summerfield Suites
33.	White Plains, NY	159	2000	12/28/2006	$33,030		100.0%
34.	Bridgewater, NJ	128	1998	12/28/2006	$14,492		100.0%
35.	Gaithersburg, MD	140	1998	12/28/2006	$13,720		100.0%
36.	Pleasant Hill, CA	142	2003	12/28/2006	$20,160		100.0%
37.	Pleasanton, CA	128	1998	12/28/2006	$14,490		100.0%
38.	Scottsdale, AZ	164	1999	12/28/2006	$16,778		100.0%
39.	Charlotte, NC	144	1989	12/28/2006	$7,330		100.0%
	Homewood Suites
40.	Glastonbury, CT	136	2006	6/15/2006	$12,826		48.0%	10.00%
	Holiday Inn Express
41.	Hauppauge	133	2001	09/01/06	$9,961		100.0%	(a)
42.	Cambridge, MA	112	1997	05/03/06	$8,389		100.0%
43.	Hershey, PA	85	1997	1/26/1999	$4,238		100.0%
44.	New Columbia, PA	81	1997	1/26/1999	$1,623		100.0%
45.	Malvern, PA	88	2004	5/24/2005	$4,070		100.0%
46.	Oxford Valley, PA	88	2004	5/26/2005	$6,550		100.0%
47.	South Boston, MA	118	1998	10/7/2005	$6,023		50.0%
48.	Chester, NY	80	2006	1/25/2007	$6,700		100.0%
49.	Madison Square Garden	228	2006	2/1/2007	$70,000		50.0%
	Hilton Garden Inn
50.	JFK Airport, NY	188	2005	2/16/2006	$21,000		100.0%
51.	Edison, NJ	132	2003	10/1/2003	$7,709		100.0%
52.	Glastonbury, CT	150	2003	11/13/2003	$13,500		48.0%	11.00%
53.	Gettysburg, PA	88	2004	7/23/2004	$5,140		100.0%
	Springhill Suites
54.	Waterford, CT	80	1998	8/9/2005	$6,335		66.7%	8.50%
55.	Williamsburg, VA	120	2002	11/22/2005	$5,394		75.0%	12.00%
	Holiday Inn Express & Suites
56.	Harrisburg, PA	77	1997	9/1/1999	(	*)	100.0%
57.	King of Prussia, PA	155	2004	5/23/2005	$12,950		100.0%
	Four Points - Sheraton
58.	Revere/Boston, MA	180	2001	3/11/2004	$8,328		55.0%	12.00%
	Mainstay
59.	Valley Forge, PA	69	2000	6/1/2001	(	*)	100.0%
60.	Frederick, MD	72	2001	1/1/2002	$2,638		100.0%
	Holiday Inn (HICC)
61.	Harrisburg, PA	196	1970	1/26/1999	$3,066		100.0%
62.	Norwich, CT	134	2006	7/1/2007	(	*)	100.0%
	Comfort Inn
63.	North Dartmouth, MA	84	1986	05/01/06	$3,145		100.0%
64.	Harrisburg, PA	81	1998	1/26/1999	$2,164		100.0%
65.	Frederick, MD	73	2004	5/27/2004	$3,387		100.0%
	Fairfield Inn
66.	Bethlehem, PA	103	1997	1/3/2006	$6,225		100.0%
67.	Laurel, MD	109	1999	1/31/2005	(	*)	100.0%
	Hawthorne Suites
68.	Franklin, MA	100	1999	4/25/2006	$8,500		100.0%
	Independent
69.	Inn at Wilmington	71	1999	6/17/2005	$4,730		100.0%
70.	373 Fifth Avenue	70	2007	6/1/2007	$22,000		100.0%
	Sleep Inn
71.	Valley Forge, PA	87	2000	6/1/2001	(	*)	100.0%
	TOTAL	9,129

	(*) - Asset is encumbered by the Company's credit facility
	(a) - Debt balance reflects original issue premium or discount

Hersha Hospitality Trust
2007 Acquisition Activity
December 31, 2007
(Dollars in thousands)

	Name	Rooms	Year Opened/ Complete Renovation	Acquisition Date	Purchase Price	Debt Balance	Ownership %	HERSHA % OF ACQUISITIONS	HERSHA % OF DEBT	Hersha Preferred Equity Return

1.	Residence Inn - Langhorne, PA (*)	100	2007	01/08/2007	$15,500	$0	100.0%	$15,500	$0	N/A

2.	Residence Inn - Carlisle, PA	78	2007	01/10/2007	$9,945	$7,000	100.0%	$9,945	$7,000	N/A

3.	Holiday Inn Express - Chester, NY	80	2006	01/25/2007	$9,200	$6,700	100.0%	$9,200	$6,700	N/A

4.	Hampton Inn Seaport	65	2006	02/01/2007	$27,625	$20,116	100.0%	$27,625	$20,116	N/A

5.	Holiday Inn Express - Madison Square Garden, NY	228	2006	02/01/2007	$85,500	$70,000	50.0%	$42,750	$35,000	N/A

6.	Hotel 373 and Starbucks Leasehold, Manhattan, NY	70	2007	06/01/2007	$34,000	$22,000	100.0%	$34,000	$22,000	N/A

7.	Holiday Inn - Norwich, CT (*)	134	2006	07/01/2007	$16,080	$0	100.0%	$16,080	$0	N/A

	Sub-Total	755			$197,850	$125,816		$155,100	$90,816

	(*) - Encumbered by the Company's credit facility.
	Note: On October 1, 2007, the Company acquired the remaining 20% interest in the Hampton Inn Philadelphia from its joint venture partners for the amount of $3.58M.

Hersha Hospitality Trust
2007 Disposition Activity
December 31, 2007
(Dollars in thousands)

Name	Rooms	Disposition Date	Disposition Price		Debt Outstanding	Ownership %
Fairfield Inn

Mt. Laurel, NJ (*)	118	11/30/07	(	*)	$7,400	100.0%
Hampton Inn

Linden, NJ (*)	149	11/30/07	(	*)	$9,652	100.0%

SUBTOTAL	267		$29,500		$17,052

(*) - The Fairfield Inn, Mt. Laurel and Hampton Inn, Linden New Jersey were sold as a portfolio for $29.5 million.
These assets are classified as "Discontinued Assets" and were sold in Q4 2007.

Hersha Hospitality Trust
Mortgages and Notes Payable
December 31, 2007

	12/31/2007	Capped or	12/31/2007
	Fixed Rate	Fixed	Floating Rate	Floating
Consolidated Properties	Balance	Rate	Balance	Rate		Maturity
Four Points Sheraton - Revere, MA (SBA Loan)	$543,208	4.00%				01/2032
Courtyard - Brookline, MA	$38,913,000	5.35%				07/2015
Summerfield Suites - White Plains, NY	$33,030,000	5.59%				01/2017
Summerfield Suites - Bridgewater, NJ	$14,492,000	5.59%				01/2017
Summerfield Suites - Gaithersburg, MD	$13,720,000	5.59%				01/2017
Summerfield Suites - Pleasant Hill, CA	$20,160,000	5.59%				01/2017
Summerfield Suites - Pleasanton, CA	$14,490,000	5.59%				01/2017
Summerfield Suites - Scottsdale, AZ	$16,778,000	5.59%				01/2017
Summerfield Suites - Charlotte, NC	$7,330,000	5.59%				01/2017
Holiday Inn Express - Chester, NY	$6,700,000	5.63%				03/2017
Residence Inn - North Dartmouth, MA	$9,073,415	5.67%				07/2015
Original Issue Discount: Residence Inn - North Dartmouth, MA	$(296,406)	0.00%				07/2015
Holiday Inn Express - Hauppauge, NY	$10,357,847	5.70%				03/2015
Original Issue Discount: Holiday Inn Express - Hauppauge, NY	$(397,224)	0.00%				03/2015
Fairfield Inn & Suites - Bethlehem, PA	$6,225,000	5.75%				02/2016
Courtyard - Langhorne, PA	$15,575,000	5.75%				02/2016
Hilton Garden Inn - JFK Airport, NY	$21,000,000	5.82%				04/2017
Courtyard - Scranton, PA	$6,300,000	5.83%				02/2016
Hampton Inn - Herald Square, NY	$26,500,000	6.09%				04/2016
Hampton Inn - Chelsea, NY	$36,000,000	6.24%				10/2016
Hilton Garden Inn - Edison, NJ	$7,709,257	6.25%				10/2008
Residence Inn - Greenbelt, MD	$12,301,681	6.25%				10/2014
Courtyard - Alexandria, VA	$25,000,000	6.25%				10/2016
Residence Inn - Williamsburg, VA	$7,921,838	6.32%				01/2013
Springhill Suites - Williamsburg, VA	$5,393,739	6.32%				01/2013
Courtyard - Wilmington, DE	$8,000,000	6.33%				06/2016
Independent Hotel - Wilmington, DE	$4,730,000	6.33%				06/2016
Holiday Inn Express & Suites - King of Prussia, PA	$12,950,000	6.33%				06/2016
Holiday Inn Express - Langhorne, PA	$6,550,000	6.33%				06/2016
Holiday Inn Express - Malvern, PA	$4,070,000	6.33%				06/2016
Hampton Inn - Seaport, NY	$19,250,000	6.36%				10/2016
Original Issue Premium: Hampton Inn - Seaport, NY	$865,855	0.00%				10/2016
Residence Inn - Framingham, MA	$9,036,245	6.38%				07/2019
Hawthorne Suites - Franklin, MA	$8,500,000	6.40%				05/2016
Hampton Inn - Brookhaven, NY	$15,088,999	6.41%				07/2014
Land - 41st Street, Manhattan, NY	$12,100,000	6.50%				08/2009
Residence Inn - Tysons Corner, VA	$9,249,207	6.52%				08/2013
Comfort Inn - North Dartmouth, MA	$3,145,206	6.55%				05/2016
Hilton Garden Inn - Gettysburg, PA	$5,140,149	6.62%				09/2009
Four Points Sheraton - Revere, MA	$7,784,924	6.73%				07/2009
Hampton Inn - Carlisle, PA	$3,562,115	8.94%				04/2010
Hampton Inn - Selinsgrove, PA	$2,975,944	8.94%				04/2010
Holiday Inn Express - Hershey, PA	$4,238,465	8.94%				04/2010
Hampton Inn - Danville, PA	$2,254,502	8.94%				04/2010
HICC - New Cumberland, PA	$3,066,124	8.94%				04/2010
Comfort Inn - West Hanover, PA	$2,164,323	8.94%				04/2010
Holiday Inn Express - New Columbia, PA	$1,623,242	8.94%				04/2010
Note Payable Lodgeworks	$498,000	0.00%				01/2017
Original Issue Discount: Notes Payable - Lodgeworks	$(243,917)	0.00%				01/2017
Hotel 373 - Manhattan, NY			$22,000,000	30 Day LIBOR + 2.00%		04/2009
Holiday Inn Express - Cambridge, MA			$8,388,733	PRIME minus 0.75%		09/2009
Residence Inn - Carlisle, PA			$7,000,000	PRIME minus 0.75%		01/2010
Hampton Inn - Hershey, PA			$3,176,646	30 Day LIBOR + 2.75%		06/2014
Mainstay Suites and Comfort Suites - Frederick,MD (*)			$6,025,751	30 Day LIBOR + 2.00%		12/2012
Land - 8th Avenue			$13,250,000	PRIME + 0.75%	(a)	07/2008
Land - Nevins Street			$6,500,000	90 Day LIBOR + 2.70%	(b)	08/2009
Trust Preferred Tranche I	$25,774,000	7.34%				05/2035
Trust Preferred Tranche II	$25,774,000	7.17%				06/2035
Sub-Total	$552,967,736		$66,341,130
Total Consolidated Mortgage Debt	$619,308,866

Unconsolidated Joint Ventures
Courtyard - Ewing, NJ	$13,500,000	5.54%				08/2012
Courtyard - Norwich, CT	$9,400,000	5.63%				08/2015
Springhill Suites - Waterford, CT	$6,335,000	5.63%				08/2015
Residence Inn - Southington, CT	$10,950,000	5.63%				08/2015
Residence Inn - Danbury, CT	$8,050,000	5.63%				08/2015
Courtyard - Warwick, RI	$6,450,000	5.63%				08/2015
Hilton Garden Inn - Glastonbury, CT	$13,500,000	5.98%				03/2016
Marriott - Mystic, CT	$43,000,000	6.24%				11/2010
HIEXP - Madison Square Garden, NY	$55,000,000	6.50%				11/2016
HIEXP - Madison Square Garden, NY - Mezzanine Loan	$15,000,000	10.00%				11/2012
HIEXP - South Boston	$6,022,602	6.75%				01/2015
Residence Inn - Mystic, CT	$7,692,372	6.89%				02/2014
Homewood Suites Glastonbury	$12,826,359	7.50%				09/2008
Courtyard - South Boston, MA			$16,134,000	30 Day LIBOR + 2.25%		10/2009
Hilton - Hartford, CT			$22,000,000	30 Day LIBOR + 2.75%		11/2009
Marriott - Hartford, CT			$45,000,000	30 Day LIBOR + 2.90%		02/2010
Sub-Total	$207,726,333		$83,134,000
Total Unconsolidated Joint Venture Debt	$290,860,333

(a) - Prime + 0.75% was less than the required minimum rate of 8.75%
(b) - Floating rate of 90 Day LIBOR + 2.70% was less than the required minimum rate of 8.06%

HERSHA HOSPITALITY TRUST
PORTFOLIO INFORMATION
December 31, 2007

HOTELS BY REGION
	No.	No.
	of	of
	Properties	Rooms
Connecticut, RI & Other	14	2,308
New York City Metro	12	1,624
Philadelphia Metro	11	1,234
Boston Metro	8	1,083
Central PA	13	1,261
Washington DC Metro	7	813
CA/AZ Metro	3	434
Mid-Atlantic	3	372
All Regions	71	9,129

HOTELS BY PROPERTY TYPE
	No.	No.
	of	of
	Properties	Rooms
Suburban	46	5,263
Urban	21	3,224
Airport	4	642
All Types	71	9,129

HOTELS BY SEGMENT TYPE
	No.	No.
	of	of
	Properties	Rooms
Upper Upscale	3	1,087
Upscale Transient	15	2,075
Upscale Extended Stay	21	2,465
Midscale	32	3,502
All Segments	71	9,129

Hersha Hospitality Trust
Development Loans Receivable
December 31, 2007

		Principal
		Outstanding	Interest	Maturity
Hotel Property	Borrower	12/31/2007	Rate	Date

Hilton Garden Inn/Homewood Suites - Brooklyn, NY	167 Johnson Street, LLC	$11,000,000	11.0%	September 21, 2008

Hilton Garden Inn/Homewood Suites - Brooklyn, NY	167 Johnson Street, LLC	9,000,000	13.5%	September 24, 2008

Hilton Garden Inn - New York, NY	York Street LLC	15,000,000	11.0%	July 1, 2008

Sheraton - JFK Airport, NY	Risingsam Hospitality, LLC	10,016,000	10.0%	September 30, 2008

Boutique Hotel - Union Square, NY	Risingsam Union Square, LLC	10,000,000	10.0%	May 31, 2008

Hampton Inn & Suites - West Haven, CT	44 West Haven Hospitality, LLC	2,000,000	10.0%	October 9, 2008

Hampton Inn - Smithfield, RI	44 Hersha Smithfield, LLC	2,000,000	10.0%	October 9, 2008

Homewood Suites - Newtown, PA	Reese Hotels, LLC	700,000	11.0%	June 1, 2008

		$59,716,000

Development Loan Receivable Discount		1,533,000

		$58,183,000

Land Lease

Boutique Hotel - 39th and 8th Avenue, NY	Metro 39th Street Associates, LLC	$9,065,000	10.0%	June 28, 2031

Boutique Hotel - 41st and 9th Avenue, NY	Metro Forty First Street, LLC	$9,882,000	10.0%	July 28, 2031

Boutique Hotel - Nevins St., Brooklyn, NY	H Nevins Street Associates, LLC	$4,419,000	10.0%	June 11, 2032

Hersha Hospitality Trust
Enterprise Value
December 31, 2007
(Dollars in thousands)

December 31,
2007
Cash	$12,327

Line of Credit	43,700
Mortgages and Notes Payable - Consolidated Assets	567,761
Less: JV Portion of Mortgages Payable for Consolidated JV Assets	(7,077)
Mortgages Payable - HT Portion of Unconsolidated JV Assets	133,024
Trust Preferred Securities	51,548

Series A Preferred Shares	60,000
Operating Partnership Units (6,424,915 @ $9.50)*	61,037
Class A Common Shares (41,203,612 @ $9.50)*	391,434

ENTERPRISE VALUE @ December 31, 2007	$1,289,100

* Stock price as of December 31, 2007

HERSHA HOSPITALITY TRUST
Unconsolidated Joint Venture EBITDA
(in thousands, except shares and per share data)

		Hilton Garden	Homewood		Holiday Inn
	Courtyard	Inn	Suites	Courtyard	Express	Mystic
	Ewing	Glastonbury	Glastonbury	South Boston	South Boston	Partners
Hersha Ownership	50.0%	48.0%*	48.0%*	50.0%	50.0%	(66.7%,15%, 8.8%)
Hersha Participating Preferred %	10.0%	11.0%	10.0%	N/A **	N/A	8.5%

THREE MONTHS ENDED DECEMBER 31, 2007
Joint Venture Net Income	$(36)	$(79)	$(110)	$23	$55	$(1,517)

Hotel Cash Available for Distribution
Hotel EBITDA	$356	$346	$325	$545	$227	$4,361
Debt Service	(195)	(207)	(328)	(400)	(154)	(3,704)
Other	(46)	(58)	(26)	(60)	(41)	467
Cash Available for Distribution	$115	$81	$(29)	$85	$32	$1,124

EBITDA
Hersha Income from Unconsolidated JV	$(19)	$(39)	$(2)	$(4)	$(1)	$358
Addback:
Step up and Outside Basis Amortization	1	2	2	16	29	403
Adjustment for interest in interest expense, depreciation and amortization of unconsolidated joint venture	196	203	325	261	86	542

Hersha EBITDA from Unconsolidated JV	$178	$166	$325	$273	$114	$1,303

YEAR ENDED DECEMBER 31, 2007
Joint Venture Net Income	$149	$112	$(677)	$425	$369	$(9,033)

Hotel Cash Available for Distribution
Hotel EBITDA	$1,744	$1,691	$1,059	$2,566	$1,036	$17,328
Debt Service	(819)	(821)	(1,297)	(1,458)	(605)	(11,507)
Other	(196)	(216)	(119)	(208)	(159)	(1,199)
Cash Available for Distribution	$729	$654	$(357)	$900	$272	$4,622

EBITDA
Hersha Income from Unconsolidated JV	$72	$47	$(7)	$305	$191	$1,611
Addback:
Step up and Outside Basis Amortization	2	6	7	64	114	1,610
Adjustment for interest in interest expense, depreciation and amortization of unconsolidated joint venture	798	724	1,059	1,459	618	8,930

Hersha EBITDA from Unconsolidated JV	$872	$777	$1,059	$1,828	$923	$12,151

*	On April 1, 2007 we increased our ownership in the Hilton Garden Inn Glastonbury and the Homewood Suites Glastonbury to 48%. Prior to April 1, 2007 we owned a 40% interest in these two properties.
**	On June 30, 2007 our 2 year, 10% cumulative participating preference expired.